UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

MIND Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 550
The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 353-4475

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 29, 2024, MIND Technology, Inc. (the “Company”) reconvened a virtual special meeting of preferred stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Certificate of Designations, Preferences and Rights of 9.00% Series A Cumulative Preferred Stock, as amended to date (the “Certificate of Designations”), to provide that, at the discretion of the Company’s board of directors (the “Board”) deciding to file the Amendment with the Secretary of State of the State of Delaware at any time prior to October 31, 2024, each share of 9.00% Series A Cumulative Preferred Stock, $1.00 par value per share (the “the Series A preferred stock”), would be converted (the “Conversion”) into 3.9 shares of common stock, $0.01 par value per share (the “common stock”), upon the effective time of the Amendment.

On August 30, 2024, the Board elected to proceed with the Conversion by filing the Amendment with the Delaware Secretary of State. Effective on September 4, 2024 at 4:01 p.m. Eastern Time (the “Conversion Effective Time”), each share of Series A preferred stock was automatically, without any action on the part of the holder thereof, converted into 3.9 shares of the Company’s common stock. No fractional shares were issued in connection with the Conversion. Any fractional shares of common stock that preferred stockholders of record were entitled to receive were rounded down to the nearest whole number of shares of common stock in lieu of such fractional share.

The designation of the Series A preferred stock and all matters set forth in the Certificate of Designations were eliminated. From and after the Conversion Effective Time, (i) shares of Series A preferred stock are no longer issued or outstanding and were automatically cancelled and retired and (ii) each certificate representing shares of the Series A preferred stock represented the number of shares of common stock into which such shares of Series A preferred stock were converted as of the Conversion Effective Time.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 5, 2024, the Company issued a press release announcing the completion of the Conversion. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Fifth Certificate of Amendment of Certificate of Designations, Preferences and Rights of MIND Technology, Inc. 9.00% Series A Cumulative Preferred Stock.
99.1	MIND Technology, Inc. press release dated September 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

September 5, 2024	By:	/s/ Robert P. Capps
Name: Robert P. Capps Title: President and Chief Executive Officer

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